EMPLOYEE BENEFIT PLANS - Payments (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Assumptions used in measurement of benefit obligations
Discount Rate (as a percent)	3.50%	3.50%
Expected Return on Plan Assets (as a percent)	5.07%	5.45%
Expected pension benefit payments
2021	$ 55
2022	55
2023	50
2024	49
2025	49
2026-2030	239
Total	497
Components of Net Periodic Benefit Cost
Interest Cost	25	$ 26	$ 32
Expected return on plan assets	(46)	(44)	(38)
Amortization of net (gain) loss			77
Net periodic pension cost	$ (21)	$ (18)	$ 71